Exhibit 99.2

BEAZER HOMES USA, INC.,

as Issuer,

the Subsidiary Guarantors Signatory Hereto and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of January 9, 2006

Supplementing the First Supplemental Indenture Dated as of April 17, 2002,

the Second Supplemental Indenture Dated as of November 13, 2003

and the Fifth Supplemental Indenture Dated as of June 8, 2005

to the Trust Indenture Dated as of April 17, 2002

THIS SEVENTH SUPPLEMENTAL INDENTURE, dated as of January 9, 2006, by and among BEAZER HOMES USA, INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Company”), having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, the guarantors listed on Exhibit A hereto (the “Subsidiary Guarantors”), each having its principal office at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, having an office at U.S. Bank Corporate Trust Center, 180 East 5th Street, Suite 200, St. Paul, Minnesota 55101 (the “Trustee”), as Trustee under the Indenture, dated as of April 17, 2002 (the “Original Indenture”), which Original Indenture was executed and delivered by the Company to the Trustee to secure the payment of senior debt securities issued or to be issued under and in accordance with the provisions of the Original Indenture, reference to which Original Indenture is hereby made, this instrument (hereinafter called the “Seventh Supplemental Indenture”) being supplemental thereto;

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as defined below);

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee the Original Indenture (together with the First Supplemental Indenture, dated as of April 17, 2002 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of November 13, 2003 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 9, 2004 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 18, 2005 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of June 2, 2005 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of November 9, 2005 and this Seventh Supplemental Indenture, the “Indenture”), providing for the issuance by the Company from time to time of its unsecured debt securities to be issued in one or more series (in the Original Indenture and herein called the “Securities”);

WHEREAS, pursuant to the First Supplemental Indenture, the Company issued $350,000,000 aggregate principal amount of its 8-3/8% Senior Notes due 2012 (the “2012 Notes”);

WHEREAS, pursuant to the Second Supplemental Indenture, the Company issued $200,000,000 aggregate principal amount of its 6-1/2% Senior Notes due 2013 (the “2013 Notes”);

WHEREAS, pursuant to the Third Supplemental Indenture, an additional subsidiary of the Company became a Guarantor of the 2012 Notes and the 2013 Notes;

WHEREAS, pursuant to the Fourth Supplemental Indenture, certain additional subsidiaries of the Company became Guarantors of the 2012 Notes and the 2013 Notes;

WHEREAS, pursuant to the Fifth Supplemental Indenture, the company issued $350,000,000 aggregate principal amount of its 6-7/8% Senior Notes due 2015 (the “2015 Notes”);

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WHEREAS, pursuant to the Sixth Supplemental Indenture, certain additional subsidiaries of the Company became Guarantors of the 2012 Notes, the 2013 Notes and the 2015 Notes;

WHEREAS, as of the date of this Seventh Supplemental Indenture, there are $350,000,000 aggregate principal amount of 2012 Notes outstanding, $200,000,000 aggregate principal amount of 2013 Notes outstanding and $350,000,000 aggregate principal amount of 2015 Notes outstanding;

WHEREAS, the Issuer has identified a defect in Section 4.04 of the First Supplemental Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture, respectively, and wishes to make a correction pursuant to Section 5.02 of the First Supplemental Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture, respectively, and Section 9.01(1) of the Original Indenture.

WHEREAS, as permitted by Section 5.02 of the First Supplemental Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture, respectively, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, has duly determined to make, execute and deliver to the Trustee this Seventh Supplemental Indenture to the Original Indenture in order to correct the defect identified in Section 4.04 of the First Supplemental Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture; and

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid supplement to the Original Indenture according to its terms and the terms of the Original Indenture have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

The Company covenants and agrees to and with the Trustee and its successors in said trust under the Original Indenture, as follows:

ARTICLE FOUR
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 401    Section References. Each reference to a particular section set forth in this Seventh Supplemental Indenture shall, unless the context otherwise requires, refer to this Seventh Supplemental Indenture.

ARTICLE FIVE
AMENDMENT

Section 501    Amendment.  Section 4.04 of the First Supplemental Indenture, the Second Supplemental Indenture and the Fifth Supplemental Indenture are hereby modified by (1) in respect of the First Supplemental Indenture, renumbering Section 4.04(b) as 4.04(c) and adding a new Section 4.04(b) and (2)  in respect of the Second Supplemental Indenture and the Fifth Supplemental Indenture, renumbering Section 4.04(c) as 4.04(d) and adding a new Section 4.04(c), as follows:

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“[(b)]/[(c)]         Upon the designation of a Subsidiary Guarantor, which is a Restricted Subsidiary, as an Unrestricted Subsidiary, in accordance with the terms of this Indenture, such Subsidiary Guarantor shall be deemed automatically and unconditionally released and discharged from its Subsidiary Guarantee and all obligations under this Article Four, without any further action required on the part of the Trustee or any Holder, provided that, such Subsidiary Guarantor shall remain and be liable under its Subsidiary Guarantee and its obligations under this Article Four, notwithstanding its designation as an Unrestricted Subsidiary, if the Company provides written notice to the Trustee stating that such Subsidiary Guarantor shall remain and be liable under its Subsidiary Guarantee and its obligations under this Article Four.”

ARTICLE SIX
MISCELLANEOUS PROVISIONS

Section 601    Confirmation of Original Indenture.  The Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and this Seventh Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 602    Governing Law.  This Seventh Supplemental Indenture and the 2012 Notes, the 2013 Notes and the 2015 Notes shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

Section 603    Separability.  In case any provision in this Seventh Supplemental Indenture or in the 2012 Notes, the 2013 Notes or the 2015 Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Seventh Supplemental Indenture or the 2012 Notes, the 2013 Notes or the 2015 Notes shall not in any way be affected or impaired thereby.

Section 604    Counterparts.  This Seventh Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same document.

Section 605    Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ISSUER:

BEAZER HOMES USA, INC.

By:		/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

SUBSIDIARY GUARANTORS:

APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER MORTGAGE CORP.
BEAZER REALTY CORP.
BEAZER REALTY, INC.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.

By:		/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

ARDEN PARK VENTURES, LLC
BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC
BEAZER HOMES MICHIGAN, LLC

By:	BEAZER HOMES CORP., its Managing Member

	By:	/s/ James O’Leary
Name: James O’Leary
Title: Executive Vice President

BEAZER SPE, LLC

By:	BEAZER HOMES HOLDINGS CORP., its Member

	By:	/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES, LLC

By:	BEAZER HOMES INVESTMENTS, LLC its Managing Member or Managing Partner

By:	BEAZER HOMES, CORP., its Managing Member

	By:	/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

BEAZER HOMES TEXAS, L.P.
TEXAS LONE STAR TITLE, L.P.

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its Managing partner

	By:	/s/ James O’Leary
Name: James O’Leary
Title: Executive Vice President

BH BUILDING PRODUCTS, LP

By:	BH PROCUREMENT SERVICES, LLC, its General Partner

By:	BEAZER HOMES TEXAS, L.P., its Managing Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

	By:	/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

BH PROCUREMENT SERVICES, LLC

By:	BEAZER HOMES TEXAS, L.P., its Managing Member

By:	BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

	By:	/s/ James O’Leary
	Name:	James O’Leary
	Title:	Executive Vice President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:		/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

EXHIBIT A

GUARANTORS

April Corporation
Arden Park Ventures, LLC
Beazer Allied Companies Holdings, Inc.
Beazer Clarksburg, LLC
Beazer Commercial Holdings, LLC
Beazer General Services, Inc.
Beazer Homes Corp.
Beazer Homes Holdings Corp.
Beazer Homes Indiana Holdings Corp.
Beazer Homes Indiana, LLP
Beazer Homes Investments, LLC
Beazer Homes Michigan, LLC
Beazer Homes Sales Arizona, Inc.
Beazer Homes Texas Holdings, Inc.
Beazer Homes Texas, L.P.
Beazer Mortgage Corporation
Beazer Realty Corp.
Beazer Realty Los Angeles, Inc.
Beazer Realty Sacramento, Inc.
Beazer Realty Services, LLC
Beazer Realty, Inc.
Beazer SPE, LLC
Beazer/Squires Realty, Inc.
BH Building Products, LP
Homebuilders Title Services of Virginia, Inc.
Homebuilders Title Services, Inc.
Paragon Title, LLC
Texas Lone Star Title, L.P.
Trinity Homes LLC